UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2009

BRIDGEPOINT EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34272 (Commission File Number)	59-3551629 (IRS Employer Identification No.)

13500 Evening Creek Drive North, Suite 600 San Diego, California		92128
(Address of principal executive offices)		(Zip Code)

(858) 668-2586

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into A Material Definitive Agreement.

Limited Waivers of Lock-Up Agreements and Underwriting Agreement

On August 19, 2009, we and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., the representatives of the underwriters of our initial public offering, entered into a Limited Waiver of Lock-Up Agreement for Registration Rights Demand relating the lock-up agreements entered into in December 2008 by Warburg Pincus and certain other security holders of our company in connection with our initial public offering, which we refer to collectively as the IPO Lock-Up Agreements.  The Limited Waiver of Lock-Up Agreement for Registration Rights Demand permitted Warburg Pincus and these security holders (i) to publicly disclose the intention to make an offer of “securities” (meaning our shares of common stock and other securities which are exercisable for or convertible into our common stock), and (ii) to make a demand for or exercise registration rights with respect to a registration of securities.

Additionally, on August 19, 2009, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. executed a Limited Waiver of Underwriting Agreement which permitted us to file with the Securities and Exchange Commission, or SEC, a registration statement under the Securities Act of 1933, as amended, relating to our common stock.

On August 31, 2009, we and Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. entered into a Limited Waiver of Lock-Up Agreement relating to the IPO Lock-Up Agreements, which supplements the Limited Waiver of Lock-Up Agreement for Registration Rights Demand discussed above.  The Limited Waiver of Lock-Up Agreement permits Warburg Pincus and the other security holders (i) to publicly disclose the intention to make an offer of securities, (ii) to make a demand for or exercise registration rights with respect to a registration of securities and (iii) to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities, but in each case solely with respect to the offer and sale of securities pursuant to the Form S-1 Registration Statement (File No. 333-161549) we filed with the SEC on August 26, 2009.

Copies of the Limited Waiver of Lock-Up Agreement for Registration Rights Demand, Limited Waiver of Underwriting Agreement and Limited Waiver of Lock-Up Agreement are filed as Exhibits 4.1, 4.2 and 4.3 to this report, respectively, and are incorporated herein by reference. The summary of the agreements set forth above does not purport to be complete and is qualified in its entirety by reference to such agreements.

Item 7.01               Regulation FD Disclosure.

On September 3, 2009, we issued a press release announcing that on September 2, 2009, Ashford University received an update from the U.S. Department of Education's Office of Inspector General regarding the status of its ongoing compliance audit of Ashford University.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, and shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate it by reference.

Item 9.01                                             Exhibits and Financial Statements.

(d)	Exhibits.

4.1	Limited Waiver of Lock-Up Agreement for Registration Rights Demand dated August 19, 2009 (incorporated by reference to Exhibit 4.2 to the Form 8-K filed with the SEC on August 26, 2009).

4.2	Limited Waiver of Underwriting Agreement dated August 19, 2009.

4.3	Limited Waiver of Lock-Up Agreement dated August 31, 2009.

99.1	Press release dated September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009		Bridgepoint Education, Inc.

	By:	/s/ Daniel J. Devine
Name: Daniel J. Devine
Title: Chief Financial Officer